United States
Securities And Exchange Commission
Washington, DC 20549
______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2010

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box belowif the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends Registrant’s Form 8-K previously filed on October 22, 2010. This document includes the financial statements that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On October 22, 2010, EasyLink Services International Corporation (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of the iSend and iNotify advanced messaging businesses (the “Xpedite Business”) from Premiere Global Services, Inc. (“PGI”).  The Company is filing this Amended Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. respectively.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of the Xpedite Business (PGiSend – A Carve-Out of Premiere Global Services, Inc.) as of and for the fiscal years ended December 31, 2009 and 2008, and the related report of Ernst & Young, LLP are filed with this Form 8-K/A as Exhibit 99.1.

The unaudited financial statements of the Xpedite Business (PGiSend – A Carve-Out of Premiere Global Services, Inc.) as of and for the six month period ended June 30, 2010 and 2009 are filed with this Form 8-K/A as Exhibit 99.2.

(b)	Pro forma Financial Information

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of the Xpedite Business.  The unaudited pro forma consolidated balance sheet as of July 31, 2010 and the unaudited pro forma consolidated statements of income for the year ended July 31, 2010 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma consolidated balance sheet as of July 31, 2010 gives effect to the acquisition of the Xpedite Business as if it had occurred as of July 31, 2010. The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 2010 give effect to the acquisition of the Xpedite Business as if it had occurred as of July 1, 2009. Since the Xpedite Business has historically reported financial results using a calendar year, the Xpedite Business balance sheet and operating results as of and for the year ended July 31, 2010 were obtained from the June 30, 2010 balance sheet and by adding the operating results for the period July 1, 2009 to December 31, 2009 and the six months ended June 30, 2010.  All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of the Xpedite Business or the Company.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Audited Financial Statements of PGiSend (A Carve-Out of Premiere Global Services, Inc.) for the two years ended December 31, 2009.

99.2	Unaudited Financial Statements of the Xpedite Business (PGiSend – A Carve-Out of Premiere Global Services, Inc.) as of and for the six months ended June 30, 2010 and 2009.

99.3	Unaudited Pro Forma Combining Balance Sheet as of July 31, 2010; Unaudited Pro Forma Combining Statements of Operations for the year ended July 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EasyLink Services International Corporation

	By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: December 30, 2010

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EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Audited Financial Statements of PGiSend (A Carve-Out of Premiere Global Services, Inc.) for the two years ended December 31, 2009.

99.2	Unaudited Financial Statements of the Xpedite Business (PGiSend – A Carve-Out of Premiere Global Services, Inc.) as of and for the six months ended June 30, 2010 and 2009.

99.3	Unaudited Pro Forma Combining Balance Sheet as of July 31, 2010; Unaudited Pro Forma Combining Statements of Operations for the year ended July 31, 2010.